This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                           DEAL NAME                       DATA
COLLATERAL CHARACTERISTICS     POOL BALANCE                   $       530,224,328.11
--------------------------
                               # OF LOANS                     #                 3306
                               AVG PRIN BALANCE               $           160,382.43
                               WAC                            %                7.494
                               WA NET RATE                    %                6.974
                               WAM                            #              351.257
                               SEASONING                      #                3.032
                               SECOND LIENS                   %                2.557
                               WA CLTV                        %               80.875
                               WA FICO                        #                  616
                               PREPAY PENALTIES               %               85.124
ARM CHARACTERISTICS            WAC (ARMS ONLY)                %                7.484
-------------------
                               WAM (ARMS ONLY)                #              357.013
                               WA MARGIN                      %                6.225
                               WA INITIAL CAP                 %                2.317
                               WA PERIODIC CAP                %                1.155
                               WA CAP                         %                6.543
                               WA MONTHS TO ROLL              #                   23
LOAN TYPE                      FIXED***                       %               18.976 ***Includes Interest Only Fixed Loans
---------
                               BALLOONS                       %                1.634
                               2/28 ARMS***                   %               71.367 ***Includes Interest Only 2/28 Arms
                               3/27 ARMS***                   %                8.895 ***Includes Interest Only 3/27 Arms
                               OTHER HYBRID ARMS***           %                0.762 ***Includes 6 month non-hybrid Arms
INDEX                          1-MONTH LIBOR                  %                0.000
-----
                               6-MONTH LIBOR                  %               81.024
                               OTHER INDEX                    %               18.976
LOAN PURPOSE                   PURCHASE                       %               29.813
------------
                               CASH-OUT REFI                  %               59.643
                               RATE-TERM REFI                 %               10.544
                               DEBT CONSOLIDATION             %                0.000
OCCUPANCY STATUS               OWNER                          %               91.693
----------------
                               SECOND HOME                    %                0.473
                               INVESTOR                       %                7.834
PROPERTY TYPE                  SINGLE FAMILY                  %               76.930
-------------
                               2-4 FAMILY                     %                8.283
                               PUD                            %                8.822
                               MH                             %                0.206
                               CONDO                          %                5.760
DOC TYPE                       FULL DOC                       %               51.075
--------
                               STATED DOC***                  %               44.077 ***Includes "No Ratio"
                               LIMITED DOC                    %                4.849
                               NO DOC                         %                0.000
MI DATA                        MI FLAG                       Y/N                   Y
-------
                               % OF POOL COVERED              %                1.280
                               EFFECTIVE LTV                  %               78.530
FICO DISTRIBUTION              FICO <460                      %                0.000
-----------------
                               FICO 460-479                   %                0.000
                               FICO 480-499                   %                0.000
                               FICO 500-519                   %                6.619
                               FICO 520-539                   %                8.037
                               FICO 540-559                   %                9.065
                               FICO 560-579                   %                7.499
                               FICO 580-599                   %                9.734
                               FICO 600-619                   %                9.928
                               FICO 620-639                   %               12.748
                               FICO 640-659                   %               11.576
                               FICO 660-679                   %                8.406
                               FICO 680-699                   %                5.804
                               FICO 700-719                   %                3.929
                               FICO 720-739                   %                3.254
                               FICO 740-759                   %                1.740
                               FICO >760                      %                1.661

LTV DISTRIBUTION               LTV <20                        %                0.040
----------------
                               LTV 20.01-30                   %                0.127
                               LTV 30.01-40                   %                0.457
                               LTV 40.01-50                   %                1.550
                               LTV 50.01-60                   %                3.633
                               LTV 60.01-70                   %               10.155
                               LTV 70.01-80                   %               38.536
                               LTV 80.01-90                   %               34.661
                               LTV 90.01-100                  %               10.841
                               LTV >100                       %                0.000
                                                                         DATA                           DATA
LOAN BALANCE DISTRIBUTION      $ 0-25,000                   # & %                 62                            0.234
-------------------------
                               $ 25,001-50,000              # & %                266                            1.945
                               $ 50,001-75,000              # & %                427                            5.084
                               $ 75,001-100,000             # & %                402                            6.697
                               $ 100,001-150,000            # & %                700                           16.453
                               $ 150,001-200,000            # & %                530                           17.510
                               $ 200,001-250,000            # & %                333                           14.021
                               $ 250,001-300,000            # & %                235                           12.117
                               $ 300,001-350,000            # & %                125                            7.655
                               $ 350,001-400,000            # & %                106                            7.497
                               $ 400,001-450,000            # & %                 55                            4.414
                               $ 450,001-500,000            # & %                 35                            3.163
                               $ 500,001-550,000            # & %                 17                            1.683


                               $ 550,001-600,000            # & %                  6                            0.656
                               $ 600,001-650,000            # & %                  2                            0.239
                               $ 650,001-700,000            # & %                  4                            0.500
                               $ 700,001-750,000            # & %                  1                            0.134
                               $ 750,001-800,000            # & %                  0                            0.000
                               $ 800,001-850,000            # & %                  0                            0.000
                               $ 850,001-900,000            # & %                  0                            0.000
                               $ 900,001-950,000            # & %                  0                            0.000
                               $ 950,001-1,000,000          # & %                  0                            0.000
                  (greater than) $ 1,000,001                # & %                  0                            0.000

GEOGRAPHIC DISTRIBUTION        AK                             %                0.058
-----------------------
                               AL                             %                0.861
                               AR                             %                0.265
                               AZ                             %                1.807
                               CA                             %               47.124
                               CO                             %                1.214
                               CT                             %                0.845
                               DC                             %                0.098
                               DE                             %                0.150
                               FL                             %               11.853
                               GA                             %                1.435
                               HI                             %                0.906
                               IA                             %                0.168
                               ID                             %                0.164
                               IL                             %                4.318
                               IN                             %                0.669
                               KS                             %                0.262
                               KY                             %                0.295
                               LA                             %                0.315
                               MA                             %                1.265
                               MD                             %                2.697
                               ME                             %                0.062
                               MI                             %                2.201
                               MN                             %                1.052
                               MO                             %                0.913
                               MS                             %                0.186
                               MT                             %                0.000
                               NC                             %                0.584
                               ND                             %                0.000
                               NE                             %                0.126
                               NH                             %                0.321
                               NJ                             %                0.605
                               NM                             %                0.134
                               NV                             %                2.274
                               NY                             %                3.859
                               OH                             %                1.565
                               OK                             %                0.304
                               OR                             %                1.079
                               PA                             %                1.454
                               RI                             %                0.228
                               SC                             %                0.300
                               SD                             %                0.029
                               TN                             %                0.334
                               TX                             %                1.497
                               UT                             %                0.574
                               VA                             %                1.401
                               VT                             %                0.000
                               WA                             %                1.601
                               WI                             %                0.346
                               WV                             %                0.125
                               WY                             %                0.079

Please populate column D (&E) with the corresponding pool characteristics in Column B.
- For values in currency format, omit $.
- For values in percentage format, provide data to 3 decimal places and omit %.
- For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.
- For MI Flag, Y or N.

        BALANCE           # OF LOANS       WAC          WA FICO        WA LTV       OWNER OCC %      CASHOUT REFI%      FULL DOC%
$600,000-650,000                    2      7.449           647         71.479           100.000             48.711         0.000
$650,001-700,000                    4      7.482           568         72.606           100.000             50.638        74.420
$700,001-750,000                    1      6.445           603         66.670           100.000              0.000       100.000
$751,001-800,000                    0      0.000             0          0.000             0.000              0.000         0.000
$800,001-850,000                    0      0.000             0          0.000             0.000              0.000         0.000
$850,001-900,000                    0      0.000             0          0.000             0.000              0.000         0.000
$900,001-950,000                    0      0.000             0          0.000             0.000              0.000         0.000
$950,001-1,000,000                  0      0.000             0          0.000             0.000              0.000         0.000
>$1,000,000                         0      0.000             0          0.000             0.000              0.000         0.000


Please populate appropriate loan characteristics for each loan bucket.

PERCENTAGE BY RANGE                                                           LOANS WITHOUT MI
                                                                                   FICOS
                                                 (less than)
                                                      450    451-500   501-550    551-600   601-650   651-700   701-750    >750
                                                  ---------------------------------------------------------------------------------
                                           <20      0.000     0.000     0.000      0.040     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          20-30     0.000     0.000     0.015      0.037     0.031     0.018     0.027     0.000
                                                  ---------------------------------------------------------------------------------
                                          30-40     0.000     0.000     0.149      0.060     0.192     0.044     0.017     0.000
                                                  ---------------------------------------------------------------------------------
                                          40-50     0.000     0.040     0.328      0.449     0.611     0.062     0.000     0.080
                                                  ---------------------------------------------------------------------------------
                  LTVS                    50-60     0.000     0.046     1.343      1.133     0.523     0.443     0.192     0.000
                                                  ---------------------------------------------------------------------------------
                                          60-70     0.000     0.000     4.127      2.915     1.869     0.832     0.354     0.189
                                                  ---------------------------------------------------------------------------------
                                          70-80     0.000     0.072     8.721      6.697     9.901     8.400     3.965     1.280
                                                  ---------------------------------------------------------------------------------
                                          80-90     0.000     0.000     4.549     10.033    11.275     5.706     1.874     0.730
                                                  ---------------------------------------------------------------------------------
                                          90-100    0.000     0.000     0.030      1.226     4.429     3.513     1.150     0.281
                                                  ---------------------------------------------------------------------------------
                                           >100     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------

                                                                              LOANS WITH MI
                                                                                   FICOS
                                                 (less than)
                                                     450     451-500   501-550    551-600   601-650   651-700   701-750    >750
                                                  ---------------------------------------------------------------------------------
                                           <20      0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          20-30     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          30-40     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          40-50     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                  LTVS                    50-60     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          60-70     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          70-80     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------
                                          80-90     0.000     0.000     0.000      1.723    28.480    30.085     9.835     2.702
                                                  ---------------------------------------------------------------------------------
                                          90-100    0.000     0.000     0.000      2.895    11.710     8.650     3.920     0.000
                                                  ---------------------------------------------------------------------------------
                                           >100     0.000     0.000     0.000      0.000     0.000     0.000     0.000     0.000
                                                  ---------------------------------------------------------------------------------


LOAN COUNT                                                                   LOANS WITHOUT MI
                                                                                   FICOS
                                                 (less than)
                                                      450     451-500   501-550    551-600   601-650   651-700   701-750    >750
                                                  ---------------------------------------------------------------------------------
                                           <20        0         0         0          3         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          20-30       0         0         1          2         2         1         2         0
                                                  ---------------------------------------------------------------------------------
                                          30-40       0         0         7          4         8         2         1         0
                                                  ---------------------------------------------------------------------------------
                                          40-50       0         1         14        21        20         3         0         2
                                                  ---------------------------------------------------------------------------------
                  LTVS                    50-60       0         1         42        37        23        17         6         0
                                                  ---------------------------------------------------------------------------------
                                          60-70       0         0        128        82        61        23        10         4
                                                  ---------------------------------------------------------------------------------
                                          70-80       0         1        298        220       300       237       105       27
                                                  ---------------------------------------------------------------------------------
                                          80-90       0         0        159        320       328       154       43        14
                                                  ---------------------------------------------------------------------------------
                                          90-100      0         0         2         57        226       182       52        15
                                                  ---------------------------------------------------------------------------------
                                           >100       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                            #         0         3        651        746       968       619       219       62

                                                                               LOANS WITH MI
                                                                                   FICOS
                                                  (less than)
                                                      450     451-500   501-550    551-600   601-650   651-700   701-750    >750
                                                  ---------------------------------------------------------------------------------
                                           <20        0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          20-30       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          30-40       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          40-50       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                  LTVS                    50-60       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          60-70       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          70-80       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                          80-90       0         0         0          1        11        12         4         1
                                                  ---------------------------------------------------------------------------------
                                          90-100      0         0         0          1         3         4         1         0
                                                  ---------------------------------------------------------------------------------
                                           >100       0         0         0          0         0         0         0         0
                                                  ---------------------------------------------------------------------------------
                                            #         0         0         0          2        14        16         5         1


Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.